Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 70% Portfolio
March 31, 2025
VF70-NPRT1-0525
1.847120.118
Alternative Funds - 1.0%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $17,661,197)	1,738,808	22,048,081

Bond Funds - 23.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	1,851,797	16,943,944
Fidelity High Income Fund (b)	2,195,163	17,166,178
Fidelity Inflation-Protected Bond Index Fund (b)	5,270,251	48,802,523
Fidelity Long-Term Treasury Bond Index Fund (b)	2,562,920	24,398,999
Fidelity New Markets Income Fund (b)	92,798	1,191,524
Fidelity Total Bond Fund (b)	21,858,570	208,967,930
VIP Investment Grade Bond II Portfolio - Investor Class (b)	22,077,035	209,069,522
TOTAL BOND FUNDS (Cost $530,724,986)		526,540,620

Domestic Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	650,133	25,985,816
Fidelity Commodity Strategy Fund (b)	78,172	7,766,413
Fidelity Contrafund (b)	1,343,832	26,903,518
Fidelity Enhanced Large Cap Core ETF (b)	624,060	19,464,431
Fidelity Fundamental Small-Mid Cap ETF (b)	1,087,786	27,455,719
Fidelity Real Estate Investment Portfolio (b)	281,624	11,233,964
Fidelity Stock Selector Small Cap Fund (b)	1,880,169	63,681,341
VIP Stock Selector Portfolio - Investor Class (b)	63,249,850	722,945,782
VIP Value Strategies Portfolio - Investor Class (b)	2,645,972	36,673,175
TOTAL DOMESTIC EQUITY FUNDS (Cost $861,642,109)		942,110,159

International Equity Funds - 29.3%
	Shares	Value ($)
Fidelity Canada Fund (b)	310,387	20,780,436
Fidelity Emerging Markets Discovery Fund (b)	1,194,539	18,491,462
Fidelity Emerging Markets Fund (b)	4,603,793	173,240,719
Fidelity Enhanced International ETF (b)	1,734,436	51,616,815
Fidelity Global Commodity Stock Fund (b)	229,024	4,262,133
Fidelity Infrastructure Fund (b)	157,202	2,273,148
Fidelity International Capital Appreciation Fund (b)	1,437,996	40,551,492
Fidelity International Discovery Fund (b)	990,596	49,282,164
Fidelity International Small Cap Fund (b)	652,925	20,958,883
Fidelity International Small Cap Opportunities Fund (b)	1,176,693	23,592,692
Fidelity International Value Fund (b)	3,034,722	34,747,562
Fidelity Japan Smaller Companies Fund (b)	1,096,518	17,588,143
Fidelity Overseas Fund (b)	3,088,306	205,866,456
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $525,843,043)		663,252,105

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/3/2025 (d)	4.26	730,000	729,828
US Treasury Bills 0% 5/1/2025 (d)	4.23	150,000	149,471
US Treasury Bills 0% 5/8/2025 (d)	4.26	230,000	228,999
US Treasury Bills 0% 6/12/2025 (d)	4.23 to 4.25	80,000	79,330
US Treasury Bills 0% 6/20/2025 (d)	4.24	20,000	19,813
US Treasury Bills 0% 6/5/2025 (d)	4.25	280,000	277,879
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,485,328)			1,485,320

Money Market Funds - 5.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $115,006,905)	4.32	114,983,908	115,006,905

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,052,363,568)	2,270,443,190
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(8,297,953)
NET ASSETS - 100.0%	2,262,145,237

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	126	Jun 2025	15,222,690	(541,739)	(541,739)
ICE MSCI Emerging Markets Index Contracts (United States)	418	Jun 2025	23,215,720	(578,292)	(578,292)

TOTAL EQUITY CONTRACTS					(1,120,031)

Interest Rate Contracts
CBOT 10 Year US Treasury Notes Contracts (United States)	197	Jun 2025	21,910,094	469,045	469,045

TOTAL FUTURES CONTRACTS					(650,986)
The notional amount of futures purchased as a percentage of Net Assets is 2.7%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,485,320.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	68,983,699	104,244,680	58,221,474	903,434	-	-	115,006,905	114,983,908	0.2%
Total	68,983,699	104,244,680	58,221,474	903,434	-	-	115,006,905

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	28,280,265	1,740,937	-	-	-	(4,035,386)	25,985,816	650,133
Fidelity Canada Fund	20,506,597	324,829	443,988	-	(17,943)	410,941	20,780,436	310,387
Fidelity Commodity Strategy Fund	7,449,729	81,514	399,652	-	(84,282)	719,104	7,766,413	78,172
Fidelity Contrafund	28,124,144	667,033	528,842	232,840	51,618	(1,410,435)	26,903,518	1,343,832
Fidelity Emerging Markets Discovery Fund	17,624,623	801,900	216,546	-	(829)	282,314	18,491,462	1,194,539
Fidelity Emerging Markets Fund	172,916,140	7,607,511	5,094,379	-	(161,467)	(2,027,086)	173,240,719	4,603,793
Fidelity Enhanced International ETF	47,969,015	-	222,623	381,576	1,387	3,869,036	51,616,815	1,734,436
Fidelity Enhanced Large Cap Core ETF	22,687,453	19,437,353	21,242,830	92,058	(626,710)	(790,835)	19,464,431	624,060
Fidelity Enhanced Mid Cap ETF	9,052,704	9,158,528	17,298,694	10,483	(206,661)	(705,877)	-	-
Fidelity Enhanced Small Cap ETF	13,102,915	8,437,111	19,811,798	-	(854,492)	(873,736)	-	-
Fidelity Floating Rate High Income Fund	16,899,666	489,109	187,558	300,860	(1,063)	(256,210)	16,943,944	1,851,797
Fidelity Fundamental Small-Mid Cap ETF	5,893,816	23,683,951	-	48,950	-	(2,122,048)	27,455,719	1,087,786
Fidelity Global Commodity Stock Fund	1,957,343	2,156,722	44,581	-	(224)	192,873	4,262,133	229,024
Fidelity Hedged Equity Fund	29,480,124	-	6,582,556	-	1,390,961	(2,240,448)	22,048,081	1,738,808
Fidelity High Income Fund	17,027,174	437,675	187,557	249,419	(821)	(110,293)	17,166,178	2,195,163
Fidelity Inflation-Protected Bond Index Fund	32,926,664	14,762,035	454,365	-	(766)	1,568,955	48,802,523	5,270,251
Fidelity Infrastructure Fund	2,156,818	-	-	-	-	116,330	2,273,148	157,202
Fidelity International Capital Appreciation Fund	39,824,759	518,089	740,537	-	(15,348)	964,529	40,551,492	1,437,996
Fidelity International Discovery Fund	47,732,397	677,679	950,171	-	(13,288)	1,835,547	49,282,164	990,596
Fidelity International Small Cap Fund	20,085,018	266,578	377,677	-	(6,021)	990,985	20,958,883	652,925
Fidelity International Small Cap Opportunities Fund	22,690,066	351,972	-	-	-	550,654	23,592,692	1,176,693
Fidelity International Value Fund	30,696,740	351,972	521,586	-	(1,070)	4,221,506	34,747,562	3,034,722
Fidelity Japan Smaller Companies Fund	17,105,676	-	-	-	-	482,467	17,588,143	1,096,518
Fidelity Long-Term Treasury Bond Index Fund	22,368,169	1,377,454	242,860	222,187	659	895,577	24,398,999	2,562,920
Fidelity New Markets Income Fund	1,158,535	15,669	-	16,674	-	17,320	1,191,524	92,798
Fidelity Overseas Fund	194,416,096	2,558,466	3,653,139	-	(47,053)	12,592,086	205,866,456	3,088,306
Fidelity Real Estate Investment Portfolio	10,867,633	125,512	125,038	-	(1,032)	366,889	11,233,964	281,624
Fidelity Stock Selector Small Cap Fund	42,528,499	28,478,432	735,159	-	(31,949)	(6,558,482)	63,681,341	1,880,169
Fidelity Total Bond Fund	226,778,243	15,852,428	37,430,561	2,256,688	(1,349,903)	5,117,723	208,967,930	21,858,570
VIP Investment Grade Bond II Portfolio - Investor Class	225,803,503	13,641,162	36,479,553	45,409	(2,007,109)	8,111,519	209,069,522	22,077,035
VIP Stock Selector Portfolio - Investor Class	804,721,746	25,938,441	59,417,752	-	9,024,474	(57,321,127)	722,945,782	63,249,850
VIP Value Strategies Portfolio - Investor Class	38,114,591	2,797,442	420,448	726,033	(20,230)	(3,798,180)	36,673,175	2,645,972
	2,218,946,861	182,737,504	213,810,450	4,583,177	5,020,838	(38,943,788)	2,153,950,965

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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